UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 5, 2021 (November 5, 2021)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] [ ]

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ]

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

Marcum LLP served as independent registered public accounting firm of Clearday, Inc., formerly known as Superconductor Technologies Inc. (the “Company” or “Clearday”).

Friedman LLP served as the independent registered public accounting firm of Allied Integral United, Inc. (“AIU”). As previously reported by the Company on a Current Report on Form 8K filed on September 10, 2021, on September 9, 2021, the Company completed its previously announced acquisition and merger with AIU.

On November 5, 2021, the Board of Directors of the Company has engaged Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The report of Marcum LLP on the Company’s consolidated financial statements for the years ended December 31, 2019 and 2020 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2019 and 2020, and the subsequent interim period through July 3, 2021, there were no: (1) disagreements (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions) with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Marcum LLP would have caused Marcum LLP to make reference thereto in its reports on the consolidated financial statements for such years, or (2) reportable events (as described in Item 304(a)(l)(v) of Regulation S-K).

The Company delivered a copy of this Current Report on Form 8-K to Marcum LLP on November 5, 2021 and requested that it provide a letter addressed to the SEC stating whether or not Marcum LLP agrees with the statements made in response to this Item 4.0l and copy of which is attached hereto as Exhibit 16.1, stating that Marcum LLP agrees with the statements set forth in paragraphs first, fourth, fifth and sixth of this Item 4.01.

(d) Exhibits.

No.	Description

16.1	Letter dated November 5, 2021 from Marcum LLP to the SEC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

By:	/s/ James Walesa
Name:	James Walesa
Title:	Chief Executive Officer

Dated November 5, 2021